Exhibit 21.1
J.P. Morgan Chase & Co.

List of subsidiaries

JPMorgan Chase has the following subsidiaries:

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

Bridge Acquisition Holdings, Inc.	Delaware	100.00

Brown & Company Securities Corporation	Massachusetts	100.00

Capital Markets Transactions, Inc.	Delaware	100.00

CCC Holding Inc	Delaware	100.00

Chase Capital I	Delaware	100.00

Chase Capital II	Delaware	100.00

Chase Capital III	Delaware	100.00

Chase Capital IV	Delaware	100.00

Chase Capital V	Delaware	100.00

Chase Capital VI	Delaware	100.00

Chase Capital VII	Delaware	100.00

Chase Capital VIII	Delaware	100.00

Chase Cardholder Services, Inc.	Delaware	100.00

Chase Home Mortgage Corporation of the Southeast	Florida	100.00

Chase Lincoln First Commercial Corporation	Delaware	100.00

Chase Manhattan Realty Leasing Corporation	New York	100.00

Chatham Ventures, Inc.	New York	100.00

• J.P. Morgan Partners (SBIC), LLC	California	80.00

Chemical Investments, Inc.	Delaware	100.00

Chemical New York, N.V.	Netherland Antilles	100.00

CMRCC, Inc.	New York	100.00

Corsair, Inc.	Delaware	100.00

Hambrecht & Quist Group	Delaware	100.00

• Hambrecht & Quist California	California	100.00

- Hambrecht & Quist Guaranty Finance, LLC	California	87.50

Hatherly Insurance Ltd	Bermuda	100.00

JPM Capital Trust I	Delaware	100.00

JPM Capital Trust II	Delaware	100.00

JPMP Capital Corp.	New York	100.00

JPMP Management Corp.	New York	100.00

J.P. Morgan Advisors Inc.	Delaware	100.00

J.P. Morgan Advisory Services Inc.	Delaware	100.00

J.P. Morgan Blackfriars (UK)	England	100.00

J.P. Morgan Business Credit Corp.	Delaware	100.00

J.P. Morgan Capital Corporation	Delaware	100.00

• J.P. Morgan Capital, L.P.	New York	99.50

- J.P. Morgan Capital Luxembourg S.a.r.l.	Luxembourg	100.00

• J.P. Morgan Funds Bahamas Ltd.	Bahamas	100.00

• J.P. Morgan Investment Corporation	Delaware	100.00

• J.P. Morgan Partners Australia Pty Limited	Australia	100.00

• J.P. Morgan Partnership Capital Corporation	Delaware	100.00

J.P. Morgan Capital Financing Limited	England	100.00

• Chase Equities Limited	England	100.00

• Fleming Martin Limited	England	100.00

• Jardine Fleming Group Limited	Bermuda	100.00

J.P. Morgan Chase Capital IX	Delaware	100.00

J.P. Morgan Chase National Corporate Services, Inc.	New York	100.00

J.P. Morgan Chase Realty Corporation	New York	100.00

J.P. Morgan Community Development Corporation	Delaware	100.00

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

J.P. Morgan Equity Holdings, Inc.	Delaware	100.00

• CBD Holdings, Ltd.	Delaware	100.00

- Chase Life & Annuity Co.	Ohio	100.00

- Chase Life & Annuity Company of New York	New York	100.00

- Great Lakes Insurance Company	Delaware	100.00

- Sun States Life Insurance Company	Delaware	100.00

- Western Hemisphere Life Insurance Company	Delaware	100.00

• CMC Holding Delaware Inc.	Delaware	100.00

- A.S. Holding Corporation	Delaware	100.00

- Chase Manhattan Bank USA, National Association	United States	100.00

- Chase BankCard Services, Inc.	Delaware	100.00

- Chase Data Services Corporation	Delaware	100.00

- Chase Insurance Agency, Inc.	Delaware	100.00

- Cross Country Insurance Company	Vermont	100.00

- J.P. Morgan Investor Services Co.	Massachusetts	100.00

- Margaretten Financial Corporation	Delaware	100.00

- Chase Manhattan Mortgage Corporation	New Jersey	100.00

- Chase Re Limited	Bermuda	100.00

- J.P. Morgan Trust Company, National Association	United States	100.00

- J.P. Morgan Trust Company of Delaware	Delaware	100.00

• J.P. Morgan Wealth Management Advisors, Inc.	New York	100.00

• Texas Commerce Operating Services, Inc.	Delaware	100.00

- J.P. Morgan Securities of Texas, Inc.	Delaware	100.00

J.P. Morgan Fleming Asset Management Holdings Inc.	Delaware	100.00

• J.P. Morgan Fleming Asset Management (Asia) Inc.	Delaware	100.00

- JF Asset Management (Taiwan) Limited	Taiwan	99.00

- JF Asset Management International Limited	British Virgin Islands	100.00

- J.P. Morgan Fleming Asset Management (Japan) Limited	Japan	100.00

• J.P. Morgan Strategic UK Limited	England	100.00

• Robert Fleming Holdings Limited	England	100.00

- Copthall Overseas Limited	England	100.00

- J.P. Morgan Fleming Asset Management (Schweiz) AG	Switzerland	100.00

- Robert Fleming (Jersey) Limited	Channel Islands	100.00

- Robert Fleming (Luxembourg) Sarl	Luxembourg	100.00

- JP Morgan Fleming Societa di Intermediazione Mobiliare S.p.A	Italy	100.00

- J.P. Morgan Fleming Asset Management (France) SA	France	100.00

- Robert Fleming Holdings Inc.	Delaware	100.00

- Robert Fleming (Overseas) Number 3 Limited	England	100.00

- Robert Fleming (Luxembourg)(Joint Ventures) Sarl	Luxembourg	100.00

- Fleming Flagship Advisory Company Sarl	Luxembourg	100.00

- J.P. Morgan Fleming Marketing Limited	England	86.93

- Robert Fleming Asset Management Limited	England	100.00

- Robert Fleming Investment Trust Limited	England	100.00

J.P. Morgan Financial Investments Limited	England	100.00

J.P. Morgan Fleming Investment GmbH	Germany	100.00

J.P. Morgan Funding Corp.	England	100.00

• J.P. Morgan Fleming Life Limited	England	100.00

J.P. Morgan Futures Inc.	Delaware	100.00

• J.P. Morgan Futures Hong Kong Limited	Hong Kong	100.00

J.P. Morgan GT Corporation	Delaware	100.00

J.P. Morgan International Holdings Corp.	Delaware	100.00

J.P. Morgan Investment Management Inc.	Delaware	100.00

• J.P. Morgan Investment Management Limited	England	100.00

J.P. Morgan Leasefunding Corp.	Delaware	100.00

J.P. Morgan Private Investments Inc.	Delaware	100.00

J.P. Morgan Securities Holdings Inc.	Delaware	100.00

• J.P. Morgan Residential Mortgage Acceptance Corp.	Delaware	100.00

• Structured Obligations Corporation	Delaware	100.00

• J.P. Morgan Securities Inc.	Delaware	100.00

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

J.P. Morgan Services Inc.	Delaware	100.00

J.P. Morgan Ventures Corporation	Delaware	100.00

• Arcordia Solutions Limited	England	100.00

• DNT Asset Trust	Maryland	100.00

- Ventures Business Trust	Maryland	100.00

• J.P. Morgan Ventures Energy Corporation	Delaware	100.00

• J.P. Morgan Ventures Investment Corp.	New York	100.00

J.P. Morgan Whitney Partnership Corporation	Delaware	100.00

LabMorgan Corporation	Delaware	100.00

Morgan Trust Company of The Bahamas Limited	Bahamas	100.00

Morgan Fonciere Cayman Islands Ltd.	Cayman Islands	100.00

Offshore Equities, Inc.	New York	100.00

Peabody Real Estate Partnership Corporation	New York	100.00

Robert Fleming Inc.	Delaware	100.00

Support Development Corporation	Delaware	100.00

Talon Capital Limited	New York	100.00

JPMorgan Chase Bank	New York	100.00

• Cedar Hill International Corp.	Delaware	100.00

• Chase Access Services Corporation	Delaware	100.00

• Chase Bank International	United States	100.00

• Chase Bankruptcy Information Systems, Inc.	Delaware	100.00

• Chase Community Development Corporation	Delaware	100.00

• Chase Education Holdings, Inc.	Delaware	100.00

• Chase Funding Corporation	New York	100.00

• Chase Investment Services Corp.	Delaware	100.00

• Chase Manhattan Automotive Finance Corporation	Delaware	100.00

• Chase Merchant Ventures, Inc.	Delaware	100.00

- Chase Merchant Services, LLC	Delaware	50.00

• Chase Mortgage Company	Ohio	100.00

• Chase Preferred Capital Corporation	Delaware	100.00

• Chase SPV Corporation	Delaware	100.00

• Chem Network Processing Services, Inc.	New Jersey	100.00

• Colson Services Corp.	Delaware	100.00

• CSL Leasing Inc.	Delaware	100.00

• Flagstaff Capital Corporation	Delaware	100.00

• Gemini Holding, LLC	Delaware	100.00

- Libra Funding, LLC	New York	85.00

• JPMP Harvest Investors, L.P.	Delaware	100.00

• J.P. Morgan Alternative Asset Management, Inc.	New York	100.00

• J.P. Morgan Chase Commercial Mortgage Securities Corp.	Delaware	100.00

• J.P. Morgan Fleming Asset Management (USA) Inc.	Delaware	100.00

• J.P.Morgan Holding Deutschland GmbH	Germany	100.00

• J.P. Morgan International Inc.	United States	100.00

- J.P. Morgan International Finance Limited	United States	100.00

- Banco J.P. Morgan S.A.	Mexico	100.00

- Chase Manhattan S.A. Distribuidora de Titulos e Valores Mobiliarios	Brazil	100.00

- Chase Bank & Trust Company (C.I.) Limited	Channel Islands	100.00

- Chase Manhattan Bank France	France	100.00

- Chase Manhattan Holdings Limitada	Brazil	100.00

- Chase Manhattan Securities (C.I.) Limited	Channel Islands	100.00

- Chase International (Jersey) Limited	Channel Islands	100.00

- Chase Manhattan Trust Cayman Ltd.	Cayman Islands	100.00

- Chase Securities Japan Limited	Cayman Islands	50.00

- CMBAL Limited	Australia	100.00

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

- Chase Manhattan New Zealand Limited	Australia	100.00

- J.P. Morgan Australia Limited	Australia	100.00

- J.P. Morgan Portfolio Services Limited	Australia	100.00

- Jardine Fleming Ord Minnett Pty Limited	Australia	100.00

- Corporacion Financiera Chase Manhattan, S.A.	Spain	100.00

- Chase Manhattan Bank CMB, S.A.	Spain	100.00

- CMB Finance, B.V.	The Netherlands	100.00

- Continental International Securities Limited	Cayman Islands	100.00

- J.P. Morgan & Cie S.A.	France	100.00

- J.P. Morgan A.G.	Germany	100.00

- J.P. Morgan (Bahamas) Portfolio Co. Ltd.	Bahamas	77.06 (1)

- J.P. Morgan Bank (Ireland) plc	Ireland	100.00

- J.P. Morgan Bank International	Russia	100.00

- J.P. Morgan Bank Luxembourg, S.A.	Luxembourg	100.00

- J.P. Morgan Bank Venezuela C.A.	Venezuela	100.00

- J.P. Morgan Capital Holdings Limited	England	100.00

- J.P. Morgan Chase (U.K.) Holdings Limited	England	100.00

- J.P. Morgan Chase International Holdings Limited	England	100.00

- Crosby Sterling (Holdings) Limited	England	100.00

- J.P. Morgan EU Holdings Limited	England	100.00

- Stone Investments (Number 4) Limited	England	100.00

- Stone Investments Limited	England	100.00

- J.P. Morgan Europe Limited	England	100.00

- Robert Fleming Capital Limited	Channel Islands	100.00

- Robert Fleming (Overseas) Number 2 Limited	England	100.00

- J.P. Morgan Fleming Asset Management (London) Limited	England	100.00

- J.P. Morgan plc	England	100.00

- J.P. Morgan Luxembourg International Sarl	Luxembourg	100.00

- J.P. Morgan Cayman Limited	Cayman Islands	100.00

- J.P. Morgan Chase Bank Berhad	Malaysia	100.00

- J.P. Morgan Fonds (Luxembourg) S.A.	Luxembourg	100.00

- J.P. Morgan Funding South East Asia Private Limited	Singapore	100.00

- J.P. Morgan Grupo Financiero	Mexico	100.00

- J.P. Morgan Casa de Bolsa, S.A. de C.V., J.P. Morgan Grupo Financiero	Mexico	100.00

- J.P. Morgan International Derivatives Ltd.	Channel Islands	100.00

- J.P. Morgan Investimentos e Financas Ltda.	Brazil	100.00

- J.P. Morgan Japanese Investor Fund Services S.A.	Luxembourg	100.00

- J.P. Morgan Leasing GmbH	Germany	100.00

- J.P. Morgan Malaysia Ltd.	Malaysia	100.00

- J.P. Morgan Overseas Capital Corporation	Delaware	100.00

- J.P. Morgan Australia Holdings Limited	Australia	100.00

- J.P. Morgan Markets Australia Pty Limited	Australia	100.00

- J.P. Morgan Australia Securities Limited	Australia	100.00

- J.P. Morgan Canada	Canada	100.00

- J.P. Morgan Espana S.A.	Spain	100.00

- J.P. Morgan Sociedad de Valores, S.A.	Spain	100.00

- J.P. Morgan Holdings (UK) Limited	England	100.00

- J.P. Morgan Securities Ltd.	England	100.00

- J.P. Morgan International Bank Limited	England	100.00

- J.P. Morgan Securities Canada Inc.	Canada	100.00

- J.P. Morgan Whitefriars Inc.	Delaware	100.00

- J.P. Morgan Whitefriars (U.K.)	England	100.00

- Vondel B.V.	The Netherlands	100.00

- J.P. Morgan Partners (CMB Reg K GP), Inc.	Delaware	100.00

- J.P. Morgan (Suisse) S.A.	Switzerland	100.00

- J.P. Morgan Scotland (Services) Ltd.	England	100.00

- J.P. Morgan Securities (SEA) Limited	Singapore	100.00

		Percentage of voting
	Organized under	securities owned by
Name	the laws of	immediate parent

- J.P. Morgan Securities Asia Private Limited	Singapore	100.00

- J.P. Morgan Securities Holdings (Hong Kong) Limited	Hong Kong	88.91	(2)

- J.P. Morgan Securities (Asia Pacific) Limited	Hong Kong	100.00

- J.P. Morgan Securities Holdings (Caymans) Limited	Cayman Islands	100.00

- J.P. Morgan Securities India Private Limited	India	100.00

- J.P. Morgan Securities South Africa (Proprietary) Limited	South Africa	100.00

- J.P. Morgan Services Japan Ltd.	Delaware	100.00

- J.P. Morgan Trust Bank Ltd.	Japan	72.16	(3)

- Inversiones y Asesorias Chase Manhattan Limitada	Chile	100.00

- Jardine Fleming Holdings Limited	Hong Kong	100.00

- Copthall Mauritius Investment Limited	Mauritius	100.00

- Jardine Fleming Securities Limited	Hong Kong	100.00

- Jardine Fleming Broking Limited	Hong Kong	100.00

- J.P. Morgan Futures (Korea) Limited	South Korea	80.00

- Jardine Fleming International Holdings Limited	Cayman Islands	100.00

- Jardine Fleming (Antilles) N.V.	Netherlands Antilles	100.00

- Jardine Fleming India Holdings Limited	Mauritius	100.00

- J.P. Morgan India Private Limited	India	100.00

- Jardine Fleming International Futures Limited	British Virgin Islands	100.00

- Jardine Fleming Malaysia Holdings Limited	British Virgin Islands	100.00

- J.P. Morgan Services (Malaysia) Sdn. Bnd.	Malaysia	100.00

- Jardine Fleming Securities (Asia) Limited	Bermuda	100.00

- Jardine Fleming Singapore Securities Pte. Ltd.	Singapore	100.00

- Jardine Fleming Taiwan Securities Limited	Taiwan	72.45	(4)

- JF Investment Management (China) Limited	British Virgin Islands	100.00

- Morgan Guaranty International Bank	Delaware	100.00

- Norchem Holdings e Negocios, S.A.	Brazil	49.00

- Norchem Leasing S.A. Arrendamento Mercantil	Brazil	50.00

- Nottingham Holdings, Inc.	New York	100.00

- Robert Fleming Equity (Bermuda) Limited	Bermuda	100.00

- The Chase Manhattan Private Bank & Trust Company (Bahamas) Limited	Bahamas	100.00

• J.P. Morgan Leasing Inc.	New York	100.00

• J.P. Morgan Treasury Technologies Corporation	Delaware	100.00

• Manufacturers Hanover Leasing International Corp.	Delaware	100.00

- Chase Leasing of Texas, Inc.	Delaware	100.00

• Overseas Realty Corp.	New York	100.00

• Scorpio Holding, LLC	New York	100.00

1.	J.P. Morgan & Cie S.A. and J.P. Morgan (Suisse) S.A. have an 8% and 14.94% ownership interest, respectively.

2.	J.P. Morgan Securities Asia Private Limited owns 11.09%.

3.	J.P. Morgan & Cie S.A. owns preferred shares carrying 27.84% voting power.

4.	JF Securities Overseas Limited and Robert Fleming Investment Trust Limited each own 10%.

*	Certain intermediary subsidiaries may be omitted in the ownership chain because the listed subsidiary holds significant assets, but the intermediary subsidiaries do not.